EXHIBIT 10.6
DOUGLAS EMMETT, INC.
2006 OMNIBUS STOCK INCENTIVE PLAN

LTIP UNIT AWARD AGREEMENT

Name of the Grantee:	_________________ (the “Grantee”)
No. of LTIP Units Awarded:	_________________
Grant Effective Date:
Vesting Schedule:
Vesting Date	Number of Award LTIP Units Becoming Vested	Cumulative Percentage Vested

RECITALS
A.    The Grantee is an [employee][director] of Douglas Emmett, Inc. (the “Company”) and its subsidiary Douglas Emmett Properties LP, through which the Company conducts substantially all of its operations (the “Partnership”).
B.    Pursuant to the Company’s 2006 Omnibus Stock Incentive Plan (as amended and supplemented from time to time, the “Plan”) and the Limited Partnership Agreement (the “LP Agreement”) of the Partnership, the Company hereby grants to the Grantee an Other Stock-Based Award (as defined in the Plan, referred to herein as an “Award”) in the form of, and by causing the Partnership to issue to the Grantee, the number of LTIP Units (as defined in the LP Agreement) set forth above (the “Award LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the LP Agreement. Upon the close of business on the Grant Effective Date pursuant to this LTIP Unit Award Agreement (this “Agreement”), the Grantee shall receive the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan and in the LP Agreement. Unless otherwise indicated, capitalized terms used herein but not defined shall have the meanings given to those terms in the Plan or as defined in Section 2.
NOW, THEREFORE, the Company, the Partnership and the Grantee agree as follows:
1.    Effectiveness of Award. Any Grantee who has not previously been admitted as a partner of the Partnership shall be admitted with beneficial ownership of the Award LTIP Units as of the Grant Effective Date by (i) signing and delivering to the Partnership a copy of this Agreement and (ii) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the LP Agreement (attached hereto as Exhibit A). Upon execution of this Agreement by the Grantee, the Partnership and the Company, the LP Agreement shall be amended to reflect the issuance to the Grantee of the Award LTIP Units and the Partnership shall deliver to the Grantee a certificate of the Partnership certifying the number of LTIP Units then issued to the Grantee. Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to a number of LTIP Units equal to the Award LTIP Units, as set forth in the LP Agreement, subject, however, to the restrictions and conditions specified in Section 2 below.
2.    Vesting of Award LTIP Units.
(i) Except as otherwise provided in Sections 2(iii) and 2(iv) below, the Award LTIP Units shall become vested in the amounts and at the times set forth in the table above, provided that except as set forth below the Continuous Service (as defined below) of the Grantee continues through and on the applicable Vesting Date or Dates.
(ii)    There shall be no proportionate or partial vesting of Award LTIP Units in or during the months, days or periods prior to each Vesting Date, and all vesting of Award LTIP Units shall occur only on the applicable Vesting Date. Upon the termination or cessation of the Grantee’s Continuous Service, other than as provided in Section 2(iii), any portion of the Award LTIP Units which is not yet then vested shall automatically and without notice or payment of any consideration by the Company or the Partnership terminate, be forfeited and be and become null and void and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in the Award LTIP Units.

(iii)     Notwithstanding any other term or provision of this Agreement, if the principal class of securities for which the LTIP Award Units may be exchanged are no longer publicly traded following a Change of Control, then the unvested Award LTIP Units subject to this Agreement that have not been previously forfeited shall immediately vest as of the date of cessation of trading. The vesting of the Award LTIP Units subject to this Agreement shall not otherwise accelerate on a Sale Event except as provided in this Agreement or with the consent of the Committee. Notwithstanding any other term or provision of this Agreement, if the Grantee’s Continuous Service is terminated as a result of the death of the Grantee, then the unvested Award LTIP Units subject to this Agreement that have not been previously forfeited and which are scheduled to vest during the same calendar year shall immediately vest as of the date of death.
(iv)     The right to redemption pursuant to Section 15.1 of the Agreement of Limited Partnership of the Partnership shall not be exercisable with respect to any Partnership Common Unit issued upon conversion of the LTIP Award Units until on or after two years after the Grant Effective Date, provided however, that the foregoing restriction shall not apply if the redemption right is exercised in connection with a “Change of Control”.
(v)    For purposes of this Agreement, the following terms shall have the meanings indicated:
“Change of Control” shall be deemed to have occurred (A) if the Grantee is a party to a Service Agreement, and “change of control” is defined therein, as provided in such definition, or (B) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “change of control”, if
(i) there shall be consummated (a) any consolidation or merger of the Company, other than a merger or consolidation of the Company in which (1) the holders of the Company's common stock immediately prior to the merger or consolidation have at least fifty one percent (51%) ownership of the total voting power of the surviving entity immediately after the merger or consolidation, and (2) no person (other than an Exempted Holder as defined below) beneficially owns (as such term is defined in Rule 13d‑3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, twenty percent (20%) or more of the total voting power of the surviving entity or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or
(ii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, or
(iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than an Exempted Holder (as defined below) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of the Company's Common Stock. “Exempted Holder” means (a) the Company or any majority-owned Subsidiary (provided that this exclusion applies solely to the ownership levels of the Company or the majority-owned Subsidiary); (b) any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust sponsored or maintained by the Company or any Subsidiary; (c) any underwriter temporarily holding securities pursuant to an offering of such securities; or (d) Dan Emmett, Jordan Kaplan or Ken Panzer, their immediate family members and family trusts or family-only partnerships and any charitable foundations, any entities in which they and their families beneficially own a majority of the voting interests, and any “group” (as described in Rule 13d-5(b)(i) under the Exchange Act) including them. However, a Change in Control shall not be deemed to have occurred if a person’s percentage interest increases over twenty (20%) solely as a result of a decrease in the outstanding stock because of an acquisition of securities by the Company; provided, however, that a “Change in Control” shall be deemed to have occurred on any subsequent acquisitions of the Company's Common Stock by that person (other than pursuant to a stock split, stock dividend, or similar transaction) at a time when that person beneficially owns twenty percent (20%) or more of the Company's outstanding Common Stock, or
(iv) the Board shall cease for any reason to have a majority of Uncontested Directors. “Uncontested Directors” means directors who were initially elected or initially nominated (i) by a vote of at least two-thirds of the then Uncontested Directors and (ii) not as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation.

“Continuous Service” shall be defined (1) if the Grantee is a party to a Service Agreement, and “continuous service” or its equivalent is defined therein, as provided in such definition, or (2) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “continuous service” or its equivalent, as the continuous service to the Company and any Subsidiary, without interruption or termination, in any capacity of employee, member of the Board or, with the written permission of the Company, consultant. Continuous Service shall not be considered interrupted in the case of (A) any approved leave of absence, (B) transfers among the Company and any Subsidiary, or any successor, in any capacity of employee, member of the Board or consultant, or (C) any change in status as long as the individual remains in the service of the Company and any Subsidiary in any capacity of employee, member of the Board or (if the Company specifically agrees in writing that the Continuous Service is not uninterrupted) a consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
“Non-Vested LTIP Units” means any portion of the Award LTIP Units subject to this Agreement that has not become vested pursuant to Section 2.
“Service Agreement” means any written employment or other similar service agreement between Grantee and the Company.
“Vested LTIP Units” means any portion of the Award LTIP Units subject to this Agreement that is and has become vested pursuant to Section 2.
3.    Distributions. Distributions on the Award LTIP Units shall be paid to the Grantee to the extent provided for in the LP Agreement. The Distribution Participation Date (as defined in the LP Agreement) for the Award LTIP Units shall be the Grant Effective Date.
4.    Rights with Respect to Award LTIP Units. Without duplication with the provisions of Section 3 of the Plan, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or capital stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the Agreement, then and in that event, the Committee shall take such action as shall be necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, but not limited to, adjustments in the number of Award LTIP Units then subject to this Agreement and substitution of other awards under the Plan or otherwise. The Grantee shall have the right to vote the Award LTIP Units if and when voting is allowed under the LP Agreement, regardless of whether vesting has occurred.
5.    Incorporation of Plan. This Agreement is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement or any Service Agreement and the Plan, the terms and conditions of the Plan shall control. In the event of any discrepancy or inconsistency between this Agreement and any Service Agreement, the terms and conditions of the Service Agreement shall control.
6.    Restrictions on Transfer. None of the Award LTIP Units granted hereunder shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, encumbered, whether voluntarily or by operation of law (each such action a “Transfer”), or redeemed in accordance with the LP Agreement (i) prior to vesting, (ii) for a period of two (2) years beginning on the Grant Effective Date other than in connection with a Change of Control, or (iii) unless such Transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”)), and such Transfer is in accordance with the applicable terms and conditions of the LP Agreement; provided that, upon the approval of, and subject to the terms and conditions specified by, the Committee, Non-Vested LTIP Units that have been held for a period of at least two (2) years beginning on the Grant Effective Date may be Transferred to (w) the spouse, children or grandchildren of the Grantee (“Immediate Family Members”), (x) a trust or trusts for the exclusive benefit of the Grantee and such Immediate Family Members, (y) a partnership in which the Grantee and such Immediate Family Members are the only partners, or (z) one or more entities in which the Grantee has a 10% or greater equity interest, provided that the transferee agrees in writing with the Company and the Partnership to be bound by all the terms and conditions of this Agreement and that subsequent transfers of Non-Vested LTIP Units shall be prohibited except those in accordance with this Section 6. In connection with any Transfer of Award LTIP Units granted hereunder, the Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act). Any attempted Transfer of Award LTIP Units granted hereunder not in accordance with the terms and conditions of this Section 6 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any Award LTIP Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.    Legend. The records of the Partnership evidencing the Award LTIP Units shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the LP Agreement.
8.    Tax Matters; Section 83(b) Election. The Grantee hereby agrees to make an election to include in gross income in the year of transfer the Award LTIP Units hereunder pursuant to Section 83(b) of the Internal Revenue Code substantially in the form attached hereto as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder.
9.    Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Grantee for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to the Award LTIP Units granted hereunder, the Grantee will pay to the Company or, if appropriate, any of its Subsidiaries, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.
10.    Amendment, Modification. This Agreement may only be modified or amended in a writing signed by the parties hereto, provided that the Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 16 thereof and that this Agreement may be amended or canceled by the Committee, on behalf of the Company and the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, so long as no such action shall impair the Grantee’s rights under this Agreement without the Grantee’s written consent. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by the parties which are not set forth expressly in this Agreement.
11.    Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.
12.    Investment Representation; Registration. The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Grant Effective Date and as of each Vesting Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false. The Partnership will have no obligation to register under the Securities Act any of the Award LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited partnership interests of the Partnership or shares of capital stock of the Company.
13.    No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate its service relationship with the Grantee or the employment of the Grantee at any time.
14.    No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.
15.    Status of Award LTIP Units under the Plan. The Award LTIP Units are both issued as equity securities of the Partnership and granted as “Other Stock-Based Awards” under the Plan. The Company will have the right at its option, as set forth in the LP Agreement, to issue Stock in exchange for partnership units into which Vested LTIP Units may have been converted pursuant to the LP Agreement, subject to certain limitations set forth in the LP Agreement, and such Stock, if issued, will be issued under the Plan. The Grantee acknowledges that the Grantee will have no right to approve or disapprove such election by the Company.
16.    Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Award LTIP Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

17.    Section 409A. If any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company shall, in consultation with the Grantee, modify the Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Grantee.
18.    Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland (without reference to the conflict of laws rules or principles thereof).
19.    Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.
20.    Notices. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
21.    Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.
22.    Successors and Assigns. The rights and obligations created hereunder shall be binding on the Grantee and his heirs and legal representatives and on the successors and assigns of the Partnership.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Award to be executed as of ________________.

DOUGLAS EMMETT, INC.

By:__________________________________________

DOUGLAS EMMETT PROPERTIES LP
By: DOUGLAS EMMETT MANAGEMENT, INC.
Its: General Partner

By:__________________________________________

The Grantee
Grantee Name:_________________________________

Street Address:_________________________________

                         City, State, Zip:_________________________________

EXHIBIT A
FORM OF LIMITED PARTNER SIGNATURE PAGE
The Grantee, desiring to become one of the within named Limited Partners of Douglas Emmett Properties LP, hereby becomes a party to the Agreement of Limited Partnership of Douglas Emmett Properties LP, as amended through the date hereof (the “Partnership Agreement”). The Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement.
Signature Line for Limited Partner:
By:______________________________________

Name: ___________________________________
Dated as of ________________________________

Address of Limited Partner:
___________________________________________
___________________________________________
___________________________________________

EXHIBIT B
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b)
OF THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and taxpayer identification number of the undersigned are:
Name:__________________________________________________    (the "Taxpayer")
Address:_________________________________________________
________________________________________________________
Social Security No./Taxpayer Identification No.:_________________

2.	Description of property with respect to which the election is being made:
________ LTIP Units in Douglas Emmett Properties LP (the “Partnership”).

3.	The date on which the LTIP Units were transferred is __________________. The taxable year to which this election relates is calendar year ________.

4.	Nature of restrictions to which the LTIP Units are subject:

(a)
With limited exceptions, these LTIP Units are subject to time-based vesting with __________________________ provided that the Taxpayer remains an [employee][director] of Douglas Emmett, Inc. or its subsidiaries (the “Company”) through such dates.

(b)	With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer any portion of the LTIP Units without the consent of the Partnership.

(c)	Unvested LTIP Units are generally forfeited if the Taxpayer ceases to be an [employee][director] of the Company.

5.
The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit pursuant to the liquidation value method of IRS Notice 2005-43.

6.	The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7.	A copy of this statement has been furnished to the Partnership and to its general partner, Douglas Emmett Management, Inc.

Dated: ______________________                _____________________________________________                                    Print Name

EXHIBIT C
GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES
The Grantee hereby represents, warrants and covenants as follows:
1.The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):

•	The latest Annual Report to Stockholders that has been provided to stockholders;

•	The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;

•	The Company’s Report on Form 10-K for the most recent fiscal year ended more than 60 days before the date hereof;

•
The Company’s Form 10-Q for the most recently ended quarter if one has been filed by the Company with the Securities and Exchange Commission since the filing of the Form 10-K described in clause 1.3 above;

•	Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;

•	The Agreement of Limited Partnership of Douglas Emmett Properties LP;

•	The Company’s 2006 Omnibus Stock Incentive Plan; and

•	The Company’s Amended and Restated Certificate of Incorporation.

The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Grantee as a holder of Award LTIP Units shall not constitute an offer of Award LTIP Units until such determination of suitability shall be made.
2. The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership (“Common Units”) and the potential redemption of such Common Units for shares of common stock in the Company (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her its interests, and (III) is capable of bearing the economic risk of such investment.

3.The Grantee understands that (A) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Grantee by the Partnership or the Company. The Grantee did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee’s receipt of LTIP Units.

4.The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

5.The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has filed an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement and this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

6.The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

7.No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in this Paragraph (b).

8.So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

9.The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached to this Agreement as Exhibit B. The Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee’s behalf) within thirty (30) days after the Award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

10.The address set forth on the signature page of this Agreement is the business address of the Grantee who is a resident of the country and state in which such address is sited. The Grantee has no present intention of becoming a resident of any other country, state or jurisdiction.

11.The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and the Partnership shall be notified promptly of any changes in the foregoing representations.